UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

____________________

Date of Report (Date of earliest event reported): August 5, 2004

NVIDIA CORPORATION
____________________

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-23985
(Commission File Number)

94-3177549
(I.R.S. Employer Identification No.)

2701 San Tomas Expressway
Santa Clara, CA 95050
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(Address of principal executive offices and zipcode)

(Registrant’s telephone number, including area code): (408) 486-2000

Item 12.   Results of Operations and Financial Condition.

On August 5, 2004, NVIDIA Corporation issued a press release announcing its results for the three and six months ended July 25, 2004. The press release is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section.  The press release is attached as Exhibit 99.1.  The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation

By: /s/ Marvin D. Burkett
Marvin D. Burkett
Chief Financial Officer

Date: August 5, 2004

EXHIBIT INDEX
Exhibit Number	Description

99.1	Press Release, dated August 5, 2004 entitled “NVIDIA Reports Operating Results for Second Quarter Fiscal Year 2005.”